Exhibit 99.2

(2) Per Bank Covenant • Calculated by Financial Statements, leverage ratio would be 3.63X

$402.6 $394.7 $413.0$418.4 $508.3 $334.0 $350.9 $280.1 $273.6 $236.7 0 100 200 300 400 500 600 Q222 Q323 Q422 Q123 Q223 Q323 Q423 Q124 Q224 Q324 Global Ingredients DGD Feed Food Fuel

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Fats Proteins Other Total Rendering Used Cooking Oils Bakery Other Total Total net sales three months ended September 30, 2023 $ 417.9 $ 405.4 $ 42.6 $ 865.9 $ 103.1 $ 63.2 $ 15.6 $ 1,047.8 Increase/(decrease) in sales volumes 2.7 11.3 — 14.0 (25.0) (2.3) — (13.3) Increase/(decrease) in finished product prices (73.9) (47.8) — (121.7) 3.7 (13.2) — (131.2) Increase/(decrease) due to currency exchange rates 0.2 0.6 0.1 0.9 (0.2) — — 0.7 Other change — — 27.0 27.0 — — (3.5) 23.5 Total change (71.0) (35.9) 27.1 (79.8) (21.5) (15.5) (3.5) (120.3) Total net sales three months ended September 28, 2024 $ 346.9 $ 369.5 $ 69.7 $ 786.1 $ 81.6 $ 47.7 $ 12.1 927.5 Fats Proteins Other Total Rendering Used Cooking Oils Bakery Other Total Total net sales nine months ended September 30, 2023 $ 1,313.5 $ 1,288.5 $ 182.7 $ 2,784.7 $ 387.1 $ 205.4 $ 49.8 $ 3,427.0 Increase/(decrease) in sales volumes (28.3) 13.8 — (14.5) (47.3) (13.4) — (75.2) Decrease in finished goods prices (312.2) (182.8) — (495.0) (85.8) (50.9) — (631.7) Increase/(decrease) due to currency exchange rates (0.2) 0.2 — — (0.4) — — (0.4) Other change — — 43.2 43.2 — — (11.4) 31.8 Total change (340.7) (168.8) 43.2 (466.3) (133.5) (64.3) (11.4) (675.5) Total net sales nine months ended September 28, 2024 $ 972.8 $ 1,119.7 $ 225.9 $ 2,318.4 $ 253.6 $ 141.1 $ 38.4 2,751.5 Rendering Sales Rendering Sales

(1) Includes Fuel Segment base EBITDA and Darling's share of DGD EBITDA. (2) Excludes feed stock (raw material) processed at the DGD joint venture.

2024 Finished Product Pricing Feed Segment Ingredients January February March Q1 Avg. April May June Q2 Avg. July August Sept. Q3 Avg. Oct. Nov. Dec. Q4 Avg. Year Avg. Yellow Grease - Illinois / cwt $31.60 $31.50 $32.05 $31.71 $34.27 $35.36 $38.00 $35.85 $39.50 $36.48 $35.00 $37.11 Used Cooking Oil (UCO) - Illinois / cwt $34.14 $32.25 $32.25 $32.90 $34.22 $36.00 $37.76 $35.96 $40.50 $37.70 $36.00 $38.21 Bleachable Fancy Tallow - Chicago Renderer / cwt $43.43 $42.04 $44.26 $43.25 $45.00 $45.00 $49.11 $46.29 $53.00 $49.63 $48.75 $50.62 Meat and Bone Meal - Ruminant - IL/ ton $310.00 $279.13 $288.75 $292.91 $294.89 $287.50 $289.08 $290.51 $297.50 $295.45 $295.00 $296.12 Poultry By-Product Meal - Feed Grade - Mid South/ton $412.50 $432.75 $376.00 $407.17 $365.91 $375.00 $375.00 $371.25 $373.41 $357.50 $357.50 $362.42 Poultry By-Product Meal - Pet Food - Mid South/ton $611.31 $775.75 $830.75 $737.17 $834.09 $782.95 $730.26 $785.69 $617.61 $612.50 $612.50 $611.13 2024 Vegetable Oils Pricing Competing Ingredient for Feed Segment fats & biofuel feedstock January February March Q1 Avg. April May June Q2 Avg. July August Sept. Q3 Avg. Oct. Nov. Dec. Q4 Avg. Year Avg. Soybean Oil (crude/de-gummed) - Central Illinois / cwt $48.42 $44.08 $44.86 $45.83 $43.15 $41.84 $42.10 $42.31 $47.48 $42.65 $42.55 $44.28 Soybean Oil (RBD) - Central Illinois / cwt $56.16 $53.22 $53.31 $54.26 $50.80 $50.79 $49.85 $50.44 $53.65 $48.19 $47.35 $49.77 Distiller's Corn Oil - IL/WI cwt $45.64 $43.63 $42.71 $44.02 $41.30 $40.95 $44.61 $42.14 $47.11 $43.10 $42.22 $42.90 2024 Cash Corn Pricing Competing Ingredient for Bakery Feeds and Fats January February March Q1 Avg. April May June Q2 Avg. July August Sept. Q3 Avg. Oct. Nov. Dec. Q4 Avg. Year Avg. Corn - Track Central IL #2 Yellow / bushel $4.23 $4.00 $4.05 $4.42 $4.11 $4.32 $4.11 $4.48 $3.79 $3.52 $3.67 $3.97 2024 European Benchmark Pricing Palm Oi l - Competing ingredient for edible fats in Food Segment Soy meal - Competing ingredient for protein meals in Feed Segment January February March Q1 Avg. April May June Q2 Avg. July August Sept. Q3 Avg. Oct. Nov. Dec. Q4 Avg. Year Avg. Palm oil - CIF Rotterdam / metric ton $951 $978 $1,068 $999 $1,069 $1,012 $1,039 $1,040 $1,030 $1,066 $1,146 $1,081 Soy meal - CIF Rotterdam / metric ton $501 $450 $442 $464 $425 $471 $458 $451 $430 $420 $438 $429 QTR. over QTR. (Sequential) Year over Year (Q3) Comparison Q2-2024 Q3-2024 % Q3-2023 Q3-2024 % Average Jacobsen Prices (USD) Avg. Avg. Change Avg. Avg. Change Yellow Grease - Illinois / cwt $35.85 $37.11 3.5% $52.39 $37.11 -29.2% Used Cooking Oil (UCO) - Illinois / cwt $35.96 $38.21 6.3% $54.72 $38.21 -30.2% Bleachable Fancy Tallow - Chicago Renderer / cwt $46.29 $50.62 9.4% $68.66 $50.62 -26.3% Meat and Bone Meal - Ruminant - Illinois / ton $290.51 $296.12 1.9% $455.04 $296.12 -34.9% Poultry By-Product Meal - Feed Grade - Mid South / ton $371.25 $362.42 -2.4% $488.13 $362.42 -25.8% Poultry By-Product Meal - Pet Food - Mid South / ton $785.69 $611.13 -22.2% $796.10 $611.13 -23.2% Soybean Oil (crude/de-gummed) - Central Illinois / cwt $42.31 $44.28 4.7% $69.07 $44.28 -35.9% Soybean Oil (RBD) - Central Illinois / cwt $50.44 $49.77 -1.3% $79.26 $49.77 -37.2% Distiller's Corn Oil - IL/WI per cwt $42.14 $42.90 1.8% $67.45 $42.90 -36.4% Average Wall Street Journal Prices (USD) Corn - Track Central IL #2 Yellow / bushel $4.48 $3.97 -11.4% $5.32 $3.97 -25.4% Average Thomson Reuters Prices (USD) Palm oil - CIF Rotterdam / metric ton $1,040 $1,081 3.9% $963 $1,081 12.3% Soy meal - CIF Rotterdam / metric ton $451 $429 -4.9% $513 $429 -16.4% 2024 Average Jacobsen Prices (USD) 2024 Average Jacobsen Prices (USD) 2024 Average Wall Street Journal Prices (USD) 2024 Average Thomson Reuters Prices (USD) 17